TFS CAPITAL INVESTMENT TRUST

Supplement dated June 27, 2011
To the Prospectus and
Statement of Additional Information, both
dated March 1, 2011

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information (“SAI”) of TFS Capital Investment Trust (the “Trust”), both dated March 1, 2011 and as previously supplemented on May 17, 2011.  You should retain this Supplement and the Prospectus for future reference.  Copies of the Prospectus and SAI, as supplemented, may be obtained free of charge by calling us at 1.888.534.2001 or by visiting www.TFSCapital.com.

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The following information replaces the second paragraph in the subsection “The Investment Adviser” found on page 25 of the Prospectus:

Effective June 24, 2011, the Market Neutral Fund pays TFS an investment advisory fee based upon the annual rates of 2.25% of the first $1.75 billion of average daily net assets of the Fund and 2.15% of such assets over $1.75 billion.  Prior June 24, 2011, the Market Neutral Fund paid TFS an investment advisory computed at the annual rate of 2.25% of its average daily net assets.  The aggregate fee paid to TFS by the Market Neutral Fund for the fiscal year ended October 31, 2010, including recoupment of advisory fee reductions and other expenses assumed and paid by TFS in previous years, was equal to 2.28% of the Fund’s average daily net assets.
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The following information replaces the first sentence of the first full paragraph in the section “Investment Adviser” found on page 29 of the SAI:

Effective June 24, 2011, the Market Neutral Fund pays TFS an investment advisory fee based upon the annual rates of 2.25% of the first $1.75 billion of average daily net assets of the Fund and 2.15% of such assets over $1.75 billion.  Prior June 24, 2011, the Market Neutral Fund paid TFS an investment advisory computed at the annual rate of 2.25% of its average daily net assets.